UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2018 (June 4, 2018)
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The Scotts Miracle-Gro Company
(Exact name of registrant as specified in its charter)
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Ohio	001-11593	31-1414921
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

14111 Scottslawn Road, Marysville, Ohio	43041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (937) 644-0011
Not applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On June 4, 2018, the Company, through its indirect subsidiary Hawthorne Hydroponics LLC, completed its previously announced  purchase of (i) substantially all of the assets and certain specified liabilities of Sunlight Supply, Inc., Sunlight Garden Supply, Inc., Sunlight Garden Supply, ULC, and IP Holdings, LLC (together, with Craig R. Hargreaves and Kim E. Hargreaves, the “Sellers”) and (ii) all of the issued and outstanding equity interests of Columbia River Industrial Holdings, LLC (the "Transaction").

In accordance with the Transaction, the Company paid to Sellers $450,000,000, consisting of $425,000,000 in cash and $25,000,000 in common stock of the Company. Up to an additional $20,000,000 will be paid by the Company contingent on the achievement of certain performance metrics of the Company following the closing of the Transaction.

The foregoing description of the Transaction does not purport to be complete and is qualified in its entirety by reference to the Transaction, as described in Item 1.01 of the Company's Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on April 17, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SCOTTS MIRACLE-GRO COMPANY

Dated: June 5, 2018	By: /s/ IVAN C. SMITH
Printed Name: Ivan C. Smith
Title: Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer

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